Exhibit 99.(e)(3)

ETF Distribution Agreement

EXHIBIT A

WisdomTree U.S. Efficient Core Fund
WisdomTree Private Credit and Alternative Income Fund (f/k/a WisdomTree Alternative Income Fund)
WisdomTree Bloomberg U.S. Dollar Bullish Fund
WisdomTree Equity Premium Income Fund
WisdomTree True Emerging Markets Fund (f/k/a WisdomTree Emerging Markets ex-China Fund)
WisdomTree Cloud Computing Fund
WisdomTree Cybersecurity Fund
WisdomTree Dynamic International Equity Fund
WisdomTree Dynamic International SmallCap Equity Fund
WisdomTree Emerging Currency Strategy Fund
WisdomTree Emerging Markets Corporate Bond Fund
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund
WisdomTree Emerging Markets High Dividend Fund
WisdomTree Emerging Markets Local Debt Fund
WisdomTree Emerging Markets Multifactor Fund
WisdomTree Emerging Markets Quality Dividend Growth Fund
WisdomTree Emerging Markets SmallCap Dividend Fund
WisdomTree Enhanced Commodity Strategy Fund
WisdomTree Europe Hedged Equity Fund
WisdomTree Europe Opportunities Fund
WisdomTree Europe Quality Dividend Growth Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree Floating Rate Treasury Fund
WisdomTree U.S. Corporate Bond Fund
WisdomTree U.S. High Yield Corporate Bond Fund
WisdomTree U.S. Short-Term Corporate Bond Fund
WisdomTree Global ex-U.S. Quality Growth Fund (f/k/a WisdomTree Global ex-U.S. Quality Dividend Growth Fund)
WisdomTree New Economy Real Estate Fund
WisdomTree Global High Dividend Fund
WisdomTree India Earnings Fund
WisdomTree Interest Rate Hedged High Yield Bond Fund
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
WisdomTree International AI Enhanced Value Fund
WisdomTree International Equity Fund
WisdomTree International Hedged Quality Dividend Growth Fund
WisdomTree International High Dividend Fund
WisdomTree True Developed International Fund (f/k/a WisdomTree International LargeCap Dividend Fund)
WisdomTree International MidCap Dividend Fund
WisdomTree International Multifactor Fund
WisdomTree International Quality Dividend Growth Fund
WisdomTree International SmallCap Dividend Fund

WisdomTree Japan Hedged Equity Fund
WisdomTree Japan Opportunities Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree Managed Futures Strategy Fund
WisdomTree Mortgage Plus Bond Fund
WisdomTree U.S. AI Enhanced Value Fund
WisdomTree U.S. High Dividend Fund
WisdomTree U.S. LargeCap Dividend Fund
WisdomTree U.S. LargeCap Fund
WisdomTree U.S. MidCap Dividend Fund
WisdomTree U.S. MidCap Fund
WisdomTree U.S. Multifactor Fund
WisdomTree U.S. Quality Dividend Growth Fund
WisdomTree U.S. Value Fund
WisdomTree U.S. SmallCap Dividend Fund
WisdomTree U.S. SmallCap Fund
WisdomTree U.S. SmallCap Quality Dividend Growth Fund
WisdomTree U.S. Total Dividend Fund
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund
WisdomTree International Efficient Core Fund
WisdomTree Emerging Markets Efficient Core Fund
WisdomTree BioRevolution Fund
WisdomTree Target Range Fund
WisdomTree Artificial Intelligence and Innovation Fund
WisdomTree Efficient Gold Plus Gold Miners Strategy Fund
WisdomTree Efficient Gold Plus Equity Strategy Fund
WisdomTree Emerging Markets Fund
WisdomTree U.S. Quality Growth Fund
WisdomTree Voya Yield Enhanced USD Universal Bond Fund
WisdomTree Bianco Total Return Fund
WisdomTree U.S. MidCap Quality Growth Fund
WisdomTree U.S. SmallCap Quality Growth Fund
WisdomTree 1-3 Year Laddered Treasury Fund
WisdomTree 7-10 Year Laddered Treasury Fund
WisdomTree India Hedged Equity Fund
WisdomTree Laddered Municipal Fund
WisdomTree High Income Laddered Municipal Fund
WisdomTree Inflation Plus Fund
WisdomTree GeoAlpha Opportunities Fund
WisdomTree Asia Defense Fund
WisdomTree Europe Defense Fund
WisdomTree Global Defense Fund
WisdomTree Efficient TIPS Plus Gold Fund
WisdomTree Quantum Computing Fund
WisdomTree Efficient Long/Short U.S. Equity Fund
WisdomTree Efficient U.S. Plus International Equity Fund
WisdomTree U.S. Adaptive Moving Average Fund
WisdomTree International Adaptive Moving Average Fund
WisdomTree Efficient Rare Earth Plus Strategic Metals Fund
WisdomTree Physical AI Humanoids, and Drones Fund
WisdomTree Space Economy Fund
WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund
WisdomTree Global Alpha Fund
WisdomTree Efficient Copper Plus Copper Miners Fund